                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 SCHEDULE 14A

                                (RULE 14A-101)

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                          Filed by the Registrant [X]

                Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]   Definitive proxy statement.
[ ]   Definitive additional materials.
[ ]   Soliciting material pursuant to Section 240.14a-12.

                     SELIGMAN SELECT MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 15, 2006

To the Stockholders:

    The 16th Annual Meeting of Stockholders (the "Meeting") of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the offices of the Corporation, 100 Park Avenue, New York, New York 10017, on May 15, 2006 at 10:00 A.M., for the following purposes:

    (1) To elect three Directors each for a term of three years and until their successors are elected and qualify;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2006; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as set forth in the Proxy Statement accompanying this Notice. You will need proof of ownership of the Corporation's stock to enter the meeting or, if your shares are held in street name, a proxy from the street name holder.

    The close of business on March 10, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

    If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Corporation's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-800-509-1028.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                  Frank J. Nasta

                                                  Secretary

Dated: New York, New York, April 17, 2006

                               -----------------

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

You may submit your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the
      United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in submitting your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly.

                                                                 April 17, 2006

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

           Annual Meeting of Stockholders to be held on May 15, 2006

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation") to be used at the 16th Annual Meeting of Stockholders (the "Meeting") to be held in New York, New York on May 15, 2006. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 17, 2006.

    If you properly give your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1, (ii) FOR the ratification of the selection of auditors, and (iii) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any postponement or adjournment thereof. If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Corporation (Attention:
Secretary), by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you submit your proxy by telephone or through the Internet, you may revoke it by submitting a subsequent proxy by telephone or Internet, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not automatically revoke your prior proxy.

    The close of business on March 10, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 375 shares of preferred stock, Series A and 375 shares of preferred stock, Series B (together, the "Preferred Shares"), and 13,309,025 shares of common stock, par value $0.01 per share (the "Common Shares"). Each Preferred Share and each Common Share outstanding on the record date is entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. As a result, for purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a Director will have the effect as a vote against that director. For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will have no effect on the result of the vote. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum.

    The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board's nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the persons named as Proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is so present, only with respect to such Board proposal, and further solicitation may be made. The votes of Stockholders indicating a vote against a Board proposal in their Proxies will be cast against adjournment or postponement in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request (to SDC at the address or telephone number provided in the preceding paragraph) a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact SDC.

                           A._Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of nine Directors. The Board is divided into three classes, each of which consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

    At the Meeting this year, three Directors are to be elected. General John
R. Galvin, Mr. William C. Morris and Mr. Robert L. Shafer, whose terms will expire at the 2006 Annual Meeting and when their successors are elected and qualify, have been unanimously recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2009 and when their successors are elected and qualify. General Galvin and Messrs. Morris and Shafer have been nominated for election by the holders of the Common Shares and Preferred Shares, voting together as a single class. Although General Galvin has reached the retirement age set by Board policy, the Board has waived this policy in his case at the unanimous recommendation of the Director Nominating Committee.

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of General Galvin and Messrs. Morris and Shafer. General Galvin has been Director of the Corporation since 1995, Mr. Morris has been Director and Chairman of the Corporation since 1989, and Mr. Shafer has been Director of the Corporation since 1991. All were last elected by Stockholders at the 2003 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Director Nominating Committee and the Board of Directors recommend.

    Background information regarding General Galvin and Messrs. Morris and Shafer, as well as the other Directors of the Corporation, follows.

                             Term of                                                                          Number of
                            Office if                                                                       Portfolios in
                           Elected and                    Principal Occupation(s) During                     Fund Complex
      Name (Age) and        Length of                              Past 5 Years,                            to be Overseen
Position With Corporation* Time Served                  Directorships and Other Information                   by Nominee
-------------------------- ------------ ------------------------------------------------------------------- --------------

  Independent Director Nominees
   John R. Galvin (76)      2006-2009;  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts              58
         Director          1995 to Date University; Director or Trustee of each of the investment companies of the Seligman Group of Funds+; and Chairman Emeritus,
  [PHOTO] John R. Galvin                American Council on Germany. Formerly, Director, Raytheon Co.
                                        (defense and commercial electronics), Governor of the Center for
                                        Creative Leadership, and Trustee, Institute for Defense Analyses.
                                        From February 1995 until June 1997, he was a Director of USLIFE
                                        Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO and the Commander-in-
                                        Chief, United States European Command.

  Robert L. Shafer (73)     2006-2009;  Ambassador and Permanent Observer of the Sovereign Military               58
         Director          1991 to Date Order of Malta to the United Nations; and Director or Trustee of
 [PHOTO] Robert L. Shafer               each of the investment companies of the Seligman Group of Funds+.
                                        From May 1987 until June 1997, Director, USLIFE Corporation
                                        (life insurance) and from December 1973 until January 1996, Vice
                                        President, Pfizer Inc. (pharmaceuticals).

                             Term of                                                                          Number of
                            Office if                                                                       Portfolios in
                           Elected and                    Principal Occupation(s) During                     Fund Complex
      Name (Age) and        Length of                              Past 5 Years,                            to be Overseen
Position With Corporation* Time Served                  Directorships and Other Information                   by Nominee
-------------------------- ------------ ------------------------------------------------------------------- --------------

  Interested Director Nominee
William C. Morris** (67)    2006-2009;  Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the            58
  Director and Chairman    1989 to Date Board and Director or Trustee of each of the investment companies
[PHOTO] William C. Morris               of the Seligman Group of Funds+; Chairman, Seligman Advisors,
                                        Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman
                                        Data Corp.; and President and Chief Executive Officer of The
                                        Metropolitan Opera Association. Formerly, Director, Kerr-McGee
                                        Corporation (diversified energy and chemical company) and Chief
                                        Executive Officer of each of the investment companies of the
                                        Seligman Group of Funds.

Other Directors

    The other Directors of the Corporation who are not standing for election in 2006 are:

                             Term of                                                                         Number of
                              Office                                                                       Portfolios in
                            and Length                   Principal Occupation(s) During                     Fund Complex
      Name (Age) and         of Time                              Past 5 Years,                            to be Overseen
Position With Corporation*    Served                   Directorships and Other Information                  by Director
-------------------------- ------------ ------------------------------------------------------------------ --------------

  Independent Directors
  Alice S. Ilchman (70)     2004-2007;  President Emerita, Sarah Lawrence College; Director or Trustee of        58
         Director          1990 to Date each of the investment companies of the Seligman Group of Funds+;
                                        Director, Jeannette K. Watson Fellowship (internships for college students); Trustee, Committee for Economic Development;
                                        Governor, Court of Governors, London School of Economics; and
                                        Director, Public Broadcasting Service (PBS). Formerly, Trustee,
                                        Save the Children (non-profit child assistance organization). From
                                        January 1996 to December 2000, Chairman, The Rockefeller
                                        Foundation (charitable foundation). From September 1987 until
                                        September 1997, Director, New York Telephone Company.

                              Term of                                                                            Number of
                               Office                                                                          Portfolios in
                             and Length                     Principal Occupation(s) During                      Fund Complex
      Name (Age) and          of Time                                Past 5 Years,                             to be Overseen
Position With Corporation*     Served                     Directorships and Other Information                   by Director
-------------------------- -------------- -------------------------------------------------------------------- --------------
 Frank A. McPherson (72)     2004-2007;   Retired Chairman of the Board and Chief Executive Officer of               58
         Director           1995 to Date  Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream
                                          GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy,
                                          Oklahoma Medical Research Foundation, Boys and Girls Clubs of
                                          Oklahoma, Oklahoma City Public Schools Foundation and
                                          Oklahoma Foundation for Excellence in Education. Formerly,
                                          Director, ConocoPhillips (integrated international oil corporation),
                                          Kimberly-Clark Corporation (consumer products) and BOK
                                          Financial (bank holding company). From 1990 until 1994,
                                          Director, the Federal Reserve System's Kansas City Reserve Bank.

  Betsy S. Michel (63)       2005-2008;   Attorney; Director or Trustee of each of the investment companies          58
         Director          19(90) to Date of the Seligman Group of Funds+; and Trustee, The Geraldine R.
                                          Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI); and
                                          Trustee, World Learning, Inc. (international educational training)
                                          and Council of New Jersey Grantmakers.

  Leroy C. Richie (64)       2004-2007;   Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief               57
         Director           2000 to Date  Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds+ (with the exception of
                                          Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                          Corporation (diversified energy and chemical company), Infinity,
                                          Inc. (oil and gas services and exploration) and Vibration Control
                                          Technologies, LLC (auto vibration technology); Lead Outside
                                          Director, Digital Ally Inc. (digital imaging); Director and
                                          Chairman, Highland Park Michigan Economic Development Corp.;
                                          and Chairman, Detroit Public Schools Foundation. Formerly,
                                          Trustee, New York University Law Center Foundation; and Vice
                                          Chairman, Detroit Medical Center, and Detroit Economic Growth
                                          Corp. From 1990 until 1997, Vice President and General Counsel,
                                          Automotive Legal Affairs, Chrysler Corporation.

  James N. Whitson (70)      2005-2008;   Retired Executive Vice President and Chief Operating Officer,              58
         Director           1993 to Date  Sammons Enterprises, Inc. (a diversified holding company);
                                          Director or Trustee of each of the investment companies of the
                                          Seligman Group of Funds+; and Director, CommScope, Inc.
                                          (manufacturer of coaxial cable). Formerly, Director and
                                          Consultant, Sammons Enterprises, Inc. and a Director of C-SPAN
                                          (cable television networks).

                            Term of                                                                          Number of
                             Office                                                                        Portfolios in
                           and Length                    Principal Occupation(s) During                     Fund Complex
      Name (Age) and        of Time                               Past 5 Years,                            to be Overseen
Position With Corporation*   Served                    Directorships and Other Information                  by Director
-------------------------- ----------- ------------------------------------------------------------------- --------------

  Interested Director
   Brian T. Zino** (53)    2005-2008;  Director and President, J. & W. Seligman & Co. Incorporated;              57
  Director, President and  Dir.: 1993  President, Chief Executive Officer and, with the exception of
  Chief Executive Officer    to Date   Seligman Cash Management Fund, Inc., Director or Trustee of each of
                           Pres.: 1995 the investment companies of the Seligman Group of Funds+; Director,
                             to Date   Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                            CEO: 2002  Seligman Data Corp.; Member of the Board of Governors of the
                             to Date   Investment Company Institute; and Director (formerly Chairman), ICI
                                       Mutual Insurance Company.

-----------------
 + The Seligman Group of Funds currently consists of twenty-four registered investment companies (comprising 58 separate portfolios), including the Corporation.
 * The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017..
** Messrs. Morris and Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of March 1, 2006, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:


                                                        Aggregate Dollar Range of Shares Owned
                                 Dollar Range of              by Director or Nominee of
                             Common Shares Owned by                   All Funds
                             Director or Nominee of     Overseen or to be Overseen by Director
Name of Director/Nominee         the Corporation        or Nominee of Seligman Group of Funds
------------------------    -------------------------   --------------------------------------
Independent Directors/Nominees

John R. Galvin                     $1-$10,000                     $50,001-$100,000
Alice S. Ilchman                   $1-$10,000                       Over $100,000
Frank A. McPherson                 $1-$10,000                       Over $100,000
Betsy S. Michel                    $1-$10,000                       Over $100,000
Leroy C. Richie                    $1-$10,000                      $10,001-$50,000
Robert L. Shafer                   $1-$10,000                       Over $100,000
James N. Whitson                 $10,001-$50,000                    Over $100,000

                                                                                Aggregate Dollar Range of Shares Owned
                                         Dollar Range of Common Shares Owned     by Director or Nominee of All Funds
                                            by Director or Nominee of the       Overseen or to be Overseen by Director
      Name of Director/Nominee                       Corporation                or Nominee of Seligman Group of Funds
      ------------------------          -------------------------------------   --------------------------------------
Interested Directors/Nominee

William C. Morris                                   Over $100,000                           Over $100,000
Brian T. Zino                                      $10,001-$50,000                          Over $100,000

    As of March 1, 2006, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Shares and less than 1% of the Corporation's Preferred Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

    During the year ended December 31, 2005, no late filings were made by reporting persons in respect of the Corporation.

Board Committees

    The Board of Directors met nine times during the year ended December 31, 2005. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (the "Nominating Committee"). These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended December 31, 2005. Members of the Committee, Messrs. McPherson (Chairman), Richie, Shafer and Whitson, General Galvin, Dr. Ilchman and Ms. Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a "lead independent director," as he chairs meetings of the independent Directors and acts as a point of contact between the independent Directors and the Manager between board meetings in respect of general matters.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on

March 17, 2005. The Committee met three times during the year ended
December 31, 2005. Members of this Committee are Messrs. Whitson (Chairman) and Richie, General Galvin, and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on February 13, 2006, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman. The Nominating Committee met once during the year ended December 31, 2005. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

    The Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation's outstanding Common Shares for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders. The Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

    The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Seligman Select Municipal Fund, Inc. or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be. Each member of the Board of Directors is encouraged to attend the Corporation's annual meeting of Stockholders. There were nine members of the Board of Directors of the Corporation in attendance at the Corporation's 2005 Annual Meeting of Stockholders.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position    Term of Office and
 With the Corporation    Length of Time Served*   Principal Occupation During Past Five Years
------------------------------------------------------------------------------------------------
Thomas G. Moles (63)       EVP: 2002 to Date    Mr. Moles, in addition to his position with the
Executive Vice President    Portfolio Mgr.:     Corporation, is a Director and Managing
and Co-Portfolio Manager       1990-2003        Director of the Manager, and a Director of
                           Co-Portfolio Mgr.:   Seligman Advisors, Inc. and Seligman Services,
                              2003 to Date      Inc. He is also Executive Vice President and Co-
                                                Portfolio Manager of Seligman Quality
                                                Municipal Fund, Inc., and Vice President and
                                                Co-Portfolio Manager of four of the open-end
                                                investment companies of the Seligman Group of
                                                Funds. He was formerly President of the
                                                Corporation and Seligman Quality Municipal
                                                Fund Inc.

Eileen A. Comerford (48)    VP: 1990 to Date    Ms. Comerford, in addition to her position with
Vice President and         Co-Portfolio Mgr.:   the Corporation, is a Senior Vice President,
Co-Portfolio Manager          2003 to Date      Investment Officer of the Manager. She is also
                                                Vice President and Co-Portfolio Manager of
                                                Seligman Quality Municipal Fund, Inc., and
                                                Vice President and Co-Portfolio Manager of
                                                four of the open-end investment companies of
                                                the Seligman Group of Funds.

 Name (Age) and Position     Term of Office and
  With the Corporation     Length of Time Served*     Principal Occupation During Past Five Years
-----------------------------------------------------------------------------------------------------
Audrey G. Kuchtyak (46)        1990 to Date       Ms. Kuchtyak, in addition to her position with
Vice President                                    the Corporation, is a Senior Vice President,
                                                  Investment Officer of the Manager. She is also
                                                  Vice President of Seligman Quality Municipal
                                                  Fund, Inc.

Eleanor T.M. Hoagland (54)     2004 to Date       Ms. Hoagland is a Managing Director of the
Vice President and Chief                          Manager and Vice President and Chief
Compliance Officer                                Compliance Officer for each of the investment
                                                  companies of the Seligman Group of Funds.

Lawrence P. Vogel (49)       VP: 1992 to Date;    Mr. Vogel is Senior Vice President and
Vice President and          Treas: 2000 to Date   Treasurer, Investment Companies, of the
Treasurer                                         Manager, Vice President and Treasurer of each
                                                  of the investment companies of the Seligman
                                                  Group of Funds and Treasurer of SDC.

Thomas G. Rose (48)            2000 to Date       Mr. Rose is Managing Director, Chief Financial
Vice President                                    Officer and Treasurer of the Manager, and
                                                  Senior Vice President, Finance, of Seligman
                                                  Advisors, Inc. and SDC. He is a Vice President
                                                  of each of the investment companies of the
                                                  Seligman Group of Funds, Seligman
                                                  International, Inc. and Seligman Services, Inc.

Frank J. Nasta (41)            1994 to Date       Mr. Nasta is a Director, Managing Director,
Secretary                                         General Counsel and Corporate Secretary of the
                                                  Manager. He is a Director of Seligman Advisors,
                                                  Inc. and Seligman Services, Inc. He is Secretary of
                                                  each of the investment companies of the Seligman
                                                  Group of Funds, and Corporate Secretary of
                                                  Seligman Advisors, Inc., Seligman Services, Inc.,
                                                  Seligman International, Inc. and SDC.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2005, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $1,594. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were eight Directors who were not employees of the Manager or its affiliates at the beginning of 2005.
Mr. Robert B. Catell resigned as a Director on November 28, 2005. The size of the Board was reduced by one following the resignation of Mr. Catell. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2005 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration
--------------------------------------------------------------------------------
         9              Directors and Members of Committees         $26,833

    Director's attendance, retainer and/or committee fees paid to each Director during 2005 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
Robert B. Catell**      $2,655                  -0-                    $ 83,120
John R. Galvin           3,245                  -0-                     100,500
Alice S. Ilchman         3,097                  -0-                      97,500
Frank A. McPherson       3,097                  -0-                      97,500
John E. Merow***         1,322                  -0-                      39,578
Betsy S. Michel          3,479                  -0-                     105,000
Leroy C. Richie          3,479                  -0-                     106,500
Robert L. Shafer         3,214                  -0-                     100,500
James N. Whitson+        3,245                  -0-                     100,500

-----------------
* For the year ended December 31, 2005, there were twenty-four registered investment companies in the Seligman Group of Funds, including the Corporation.
** Mr. Catell resigned as Director on November 28, 2005.
*** Mr. Merow retired as a member of the Board of Directors at the 2005 Annual
    Meeting. Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Corporation as of December 31, 2004 was $4,199.30, all of which was paid to him in January 2005.
+ Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of December 31, 2005 of $34,479 in respect of the Corporation in his deferred plan account, net of earnings/losses, all of which was paid to Mr. Whitson in January 2006.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees or officers of the Manager.

    The Corporation's Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2006. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing.

    Neither the Corporation's Charter nor its Bylaws require that the Stockholders ratify the selection of Deloitte & Touche LLP as the Corporation's independent auditors. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP, but may retain such independent auditors. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation and its Stockholders. It is intended that the persons named in the accompanying form of proxy will vote for Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc. (an affiliate of the Manager), and SDC (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

    Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                                           2005    2004
                                                          ------- -------
       AUDIT FEES........................................ $27,420 $26,177
       AUDIT-RELATED FEES................................   6,765  25,780
       TAX FEES..........................................   2,350   2,200
       ALL OTHER FEES....................................      --   1,931

    Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the Corporation's Preferred Shares. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the Corporation and certain other investment companies advised by the Manager.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                                           2005    2004
                                                          ------- -------
       AUDIT-RELATED FEES................................ $80,560 $76,630
       TAX FEES..........................................   8,000  13,703
       ALL OTHER FEES....................................      --  43,000

    Audit-related fees include amounts for attestation services for SDC. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $97,675 and $163,244, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

     Your Board of Directors Unanimously Recommends that the Stockholders
      Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

    Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2007, must be received by the Corporation no later than December 18, 2006. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than November 17, 2006 and no later than 5:00 P.M., Eastern time, December 18, 2006, to be eligible for presentation at the May 2007 Annual Meeting. The Corporation's Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

                                  D._Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Shareholder Communications, Inc., 17 State St., New York, NY 10004 to assist in soliciting for a fee of up to $6,500 plus expenses.

                                          By order of the Board of Directors,

                                                      /s/ Frank J. Nasta

                                                  Frank J. Nasta

                                                  Secretary

                               -----------------

    It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to vote as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the meeting you will need to present proof of ownership of Seligman Select Municipal Fund, Inc. stock or, if your shares are held in street name, a proxy from the street name holder.

                                  APPENDIX 1

               SELIGMAN SELECT MUNICIPAL FUND, INC. (the "Fund")

                            AUDIT COMMITTEE REPORT

    The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure

                                      1-i
that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to Stockholders for the most recent fiscal period.

          SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John R. Galvin
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on February 13, 2006.

                                     1-ii

Seligman Select Municipal Fund, Inc.
                                  Managed by
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


                     SELIGMAN SELECT MUNICIPAL FUND, INC.

         Notice of Annual Meeting of Stockholders and Proxy Statement

 Time:May 15, 2006 10:00 A.M.

Place:Offices of the Corporation
      100 Park Avenue
      New York, NY 10017
 Please submit your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

 LOGO

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.









                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                     PROXY
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                                PREFERRED STOCK
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., a Maryland corporation, to be held at 10:00 a.m. on May 15, 2006, at the offices of the Corporation, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors and FOR Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof, including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign, date on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

             TELEPHONE                      INTERNET               MAIL
------------------------------------ ---------------------- -------------------
This method is available for         Visit the Internet     Simply complete,
residents of the U.S. and Canada.    website at http://     sign and date your
On a touch tone telephone, call      proxy.georgeson.com.   proxy card and
TOLL FREE 1-800-932-9931, 24         Enter the COMPANY      return it in the
hours a day, 7 days a week. You      NUMBER and CONTROL     postage-paid
will be asked to enter ONLY the      NUMBER shown below     envelope. If you
CONTROL NUMBER shown below.          and follow the         are using telephone
Have your instruction card ready,    instructions on your   or the Internet,
and then follow the prerecorded      screen. You will incur please do not mail
instructions. Your instructions will only your usual        your proxy card.
be confirmed and votes cast as       Internet charges.
you direct. Available until 12:00    Available until 12:00
midnight New York City time on       midnight New York
May 14, 2006.                        City time on May 14,
                                     2006.
This method may also be available
by telephone through the
Corporation's proxy solicitor.

                        ---------------     --------------
                        COMPANY NUMBER      CONTROL NUMBER
                        ---------------     --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. ELECTION OF DIRECTORS                     FOR            WITHHOLD
                                             all nominees   all nominees
NOMINEES: John R. Galvin, William C.         [ ]            [ ]
Morris, and Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

__________________________________________

                                              FOR     AGAINST     ABSTAIN
2. Ratification of the selection of           [ ]     [ ]         [ ]
   Deloitte & Touche LLP as Auditors.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

DATED: ________________, 2006


--------------------------------------
Signature


--------------------------------------
Additional Signature (if held jointly)

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.









                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                     PROXY
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                                 COMMON STOCK
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., a Maryland corporation, to be held at 10:00 a.m. on May 15, 2006, at the offices of the Corporation, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors and FOR Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof, including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign, date on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

             TELEPHONE                      INTERNET               MAIL
------------------------------------ ---------------------- -------------------
This method is available for         Visit the Internet     Simply complete,
residents of the U.S. and Canada.    website at http://     sign and date your
On a touch tone telephone, call      proxy.georgeson.com.   proxy card and
TOLL FREE 1-800-932-9931, 24         Enter the COMPANY      return it in the
hours a day, 7 days a week. You      NUMBER and CONTROL     postage-paid
will be asked to enter ONLY the      NUMBER shown below     envelope. If you
CONTROL NUMBER shown below.          and follow the         are using telephone
Have your instruction card ready,    instructions on your   or the Internet,
and then follow the prerecorded      screen. You will incur please do not mail
instructions. Your instructions will only your usual        your proxy card.
be confirmed and votes cast as       Internet charges.
you direct. Available until 12:00    Available until 12:00
midnight New York City time on       midnight New York
May 14, 2006.                        City time on May 14,
                                     2006.
This method may also be available
by telephone through the
Corporation's proxy solicitor.

                        ---------------     --------------
                        COMPANY NUMBER      CONTROL NUMBER
                        ---------------     --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. ELECTION OF DIRECTORS                     FOR            WITHHOLD
                                             all nominees   all nominees
NOMINEES: John R. Galvin, William C.         [ ]            [ ]
Morris, and Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

__________________________________________

                                              FOR     AGAINST     ABSTAIN
2. Ratification of the selection of           [ ]     [ ]         [ ]
   Deloitte & Touche LLP as Auditors.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

DATED: ________________, 2006


--------------------------------------
Signature


--------------------------------------
Additional Signature (if held jointly)

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.